UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 24, 2019

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware			1-1513		25-0996816
_____________________________________________ (State or other jurisdiction			_______________________________ (Commission		__________________________________ (I.R.S. Employer
of incorporation)			File Number)		Identification No.)

5555 San Felipe Street,	Houston,	TX			77056-2723
____________________________________________________________ (Address of principal executive offices)					___________________________________________ (Zip Code)

Registrant’s telephone number, including area code:			(713)	629-6600

Not Applicable
________________________________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.
On September 24, 2019, Marathon Oil Corporation entered into a Fourth Amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of May 28, 2014, as amended by the First Amendment dated as of May 5, 2015, the Second Amendment dated as of June 22, 2017, and the Third Amendment dated as of October 18, 2018 and as supplemented by the Incremental Commitments Supplement dated as of March 4, 2016 and Incremental Commitments Supplement dated as July 11, 2017, among Marathon Oil Corporation, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and certain other financial institutions named therein (as so amended, the “Credit Agreement”). The Amendment, which contains customary representations and warranties, amends the Credit Agreement to, among other things, reduce the size of the facility from $3,393,000,000 to $3,000,000,000 and to extend the term of the Credit Agreement from May 28, 2022 to May 28, 2023.
Certain lenders that are a party to the Amendment have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for us and our subsidiaries, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.
The above description of the material terms and conditions of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

10.1
Fourth Amendment, dated as of September 24, 2019, to the Amended and Restated Credit Agreement dated as of May 28, 2014, as amended by the First Amendment dated as of May 5, 2015, the Second Amendment dated as of June 22, 2017, and the Third Amendment dated as of October 18, 2018 and as supplemented by the Incremental Commitments Supplement dated as of March 4, 2016 and Incremental Commitments Supplement dated as July 11, 2017, among Marathon Oil Corporation, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and certain other financial institutions named therein

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

Forward-looking Statements
This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, including statements regarding future events, are forward-looking statements. While the Company believes that its assumptions concerning future events are reasonable, a number of factors could cause results to differ materially including, forward-looking statements and challenges and uncertainties described in the Company's 2018 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other public filings and press releases, available at www.marathonoil.com. Except as required by law, the Company undertakes no obligation to revise or update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

September 24, 2019	By:	/s/ Gary E. Wilson

Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer